UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2010

Date of reporting period: December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Income Fund

December 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 24, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the annual reporting period ended December 31, 2010. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ACG”.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the US Government, its agencies or instrumentalities, and repurchase agreements pertaining to US Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the US and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below-investment grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 3 and “Note F—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 52-54.

Investment Results

The table on page 5 provides performance data for the Fund and the benchmark, the Barclays Capital US

Aggregate Index, for the six- and 12-month periods ended December 31, 2010.

The Fund significantly outperformed the benchmark for both the six- and 12-month periods ended December 31, 2010. For both periods, overweight positions in commercial mortgage-backed securities (CMBS) and exposure to high yield corporates, bank loans and emerging market debt contributed positively to relative performance. Security selection in the Fund’s corporate and CMBS holdings was also positive as was the Fund’s emerging market debt country selection. The Fund’s overweight in US Treasuries and yield curve positioning detracted from performance.

The Fund’s use of leverage was a significant positive contributor during the 12-month period ended December 31, 2010, as fixed income markets posted strong positive returns. The Fund utilized reverse repurchase agreements at favorable rates and was able to reinvest the proceeds into higher yielding securities. Within the Fund’s derivative exposure, short positions in Treasury futures detracted from performance for the 12-month period ended December 31, 2010 as interest rates declined in the first three quarters of 2010. The Fund’s small exposure to credit default swaps had little impact on performance. Overall currency positioning was positive for both periods ended December 31, 2010.

Market Review and Investment Strategy

The global economic recovery continued in 2010, driven by strong gains in emerging-market economies. Import

ALLIANCEBERNSTEIN INCOME FUND •	1

growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Investors gained confidence from increasing signs that the global economic recovery was gaining momentum. Financial markets followed, making fitful progress early in 2010, and credit spreads narrowed.

Concerns over sovereign debt in non-core Europe and the potential for a double-dip recession, especially in the US economy, rose in the second quarter, dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other non-core European countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal, Spain and eventually Ireland by the rating agencies added to the anxiety.

Toward the end of 2010, global risk aversion declined as more positive global economic data supported the view that the economic recovery was gaining momentum. Investors exhibited a renewed appetite for risk. Reflecting this renewed optimism, government bond yields rose, nongovernment sectors outperformed and equity markets rallied. For the year, global fixed income credit posted positive absolute returns and outperformed governments. As was the case in 2009, CMBS and corporate securities posted the strongest returns for the year. During 2010, within the Barclays Capital US Aggregate Index, CMBS returned 19.03% (hedged in USD), followed by global investment grade corporates at 7.25% (hedged in USD) and US high yield at 9.74%. Global Treasuries, which sold off at the end of 2010, as risk aversion abated, posted a return of 3.61%, (hedged in USD).

As the global economic recovery continues in 2011, the Fund’s management team (the “Team”) believes risk aversion should abate further and expects yields should rise. As a buffer against the prospects of rising interest rates, the Team has reduced the Fund’s overall interest rate exposure, particularly on the long end of the yield curve. The Team continues to focus risk taking in nongovernment sectors, particularly high yield corporates and CMBS securities. Business confidence is rebounding as the economy recovers, and corporations, particularly in the US, have strong balance sheets and ample cash flows to service their debts. CMBS offer a significant yield advantage over similarly rated corporate bonds, and the Team continues to identify opportunities in select vintages. The Team believes that these sectors should have more modest returns in 2011, in line with the incremental yield advantage that they offer over government bonds.

2	• ALLIANCEBERNSTEIN INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 5 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily net asset values and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 72.

Benchmark Disclosure

The unmanaged Barclays Capital US Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. Barclays Capital US Aggregate Index represents the performance of securities within the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through other investment techniques, including reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the return on the leveraged portion of the Fund’s investment portfolio. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.)

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the Net Asset Value (NAV) of the Fund’s shares, potentially more volatility in the market value of the Fund’s shares, and the relatively greater effect on the NAV of the Fund’s shares caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of the Fund than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations in NAV may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures swaps and options. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below investment grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds.

While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, and the risk that the counterparty will not perform its obligation. Certain derivatives may have a leverage component and involve leverage risk. Adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).

(Historical Performance continued on the next page)

4	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Income Fund*	4.25%	11.04%

Barclays Capital US Aggregate Index	1.15%	6.54%

    The Fund’s Market Price per share on December 31, 2010 was $7.93. The Fund’s Net Asset Value Price per share on December 31, 2010 was $8.75. For additional Financial Highlights, please see page 56.

*  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended December 31, 2010, by 0.01% and 0.15%, respectively.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 3-4.

ALLIANCEBERNSTEIN INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

December 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,126.2

*	All data are as of December 31, 2010. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following security types: Asset-Backed Security, CMOs, Common Stocks, Local Governments – Municipal Bonds, Local Governments – Regional Bonds, Preferred Stocks and Warrants. “Other” country weightings represent 0.3% or less in the following countries: Barbados, Belgium, Canada, China, Croatia, El Salvador, France, Hong Kong, India, Lithuania, Peru, Poland, Sweden, Switzerland, Turkey and Ukraine.

6	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

December 31, 2010

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 89.0%
Brazil – 1.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14	BRL	16,419	$9,375,839
Republic of Brazil 10.25%, 1/10/28(a)		1,453	908,125
12.50%, 1/05/16-1/05/22		39,433	28,032,065

			38,316,029

Germany – 1.0%
Bundesrepublik Deutschland Series 09 3.25%, 1/04/20	EUR	14,940	20,511,742

South Africa – 0.6%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	79,000	12,192,095

United States – 85.6%
U.S. Treasury Bonds 5.375%, 2/15/31	U.S. $	1,961	2,289,162
6.25%, 8/15/23		10,000	12,568,750
6.625%, 2/15/27		73,570	96,767,504
U.S. Treasury Notes
0.50%, 11/15/13(a)		49,000	48,368,341
0.625%, 6/30/12		40,000	40,118,800
0.75%, 8/15/13(a)		172,000	171,650,668
1.00%, 7/15/13(a)		81,000	81,398,520
1.375%, 10/15/12(a)		64,000	64,942,528
1.875%, 6/30/15(a)		201,000	201,800,784
1.875%, 10/31/17		15,000	14,259,375
2.625%, 2/29/16-4/30/16		156,400	160,299,376
2.625%, 11/15/20(a)		150,000	141,492,150
2.75%, 11/30/16		22,000	22,455,466
3.25%, 5/31/16(a)		44,000	46,409,704
3.50%, 5/31/13(a)		38,000	40,517,500
3.625%, 2/15/20(a)		86,440	89,708,469
4.125%, 5/15/15		795	875,432
4.25%, 8/15/15		77,330	85,624,880
4.50%, 11/15/15(a)		147,605	165,259,886
4.50%, 2/15/16		598	669,620
5.125%, 5/15/16		3,000	3,456,327
U.S. Treasury STRIPS
Zero Coupon, 5/15/17(a)(b)		259,750	220,164,100
Zero Coupon, 11/15/21		164,379	109,274,060

			1,820,371,402

Total Governments – Treasuries (cost $1,879,112,215)			1,891,391,268

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 15.7%
Industrial – 7.6%
Basic – 2.0%
Anglo American Capital PLC 9.375%, 4/08/19(c)	U.S.$	3,492	$4,697,211
ArcelorMittal 5.25%, 8/05/20		6,246	6,174,939
Eastman Chemical Co. 5.50%, 11/15/19		647	680,758
GTL Trade Finance, Inc. 7.25%, 10/20/17(c)		2,536	2,789,600
International Paper Co. 7.95%, 6/15/18		2,600	3,093,904
Southern Copper Corp. 7.50%, 7/27/35		5,107	5,667,759
Teck Resources Ltd. 6.00%, 8/15/40		327	345,733
Union Carbide Corp. 7.75%, 10/01/96		1,785	1,704,675
Usiminas Commercial Ltd. 7.25%, 1/18/18(c)		4,263	4,699,958
Vale Overseas Ltd. 6.875%, 11/21/36		10,673	11,740,108

			41,594,645

Capital Goods – 0.5%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(c)		644	668,758
Legrand France SA 8.50%, 2/15/25		10	11,705
Owens Corning 9.00%, 6/15/19		3,000	3,519,582
Republic Services, Inc. 5.25%, 11/15/21		6,098	6,426,572

			10,626,617

Communications - Media – 0.4%
CBS Corp. 8.20%, 5/15/14		3,700	4,316,013
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14		1,485	1,582,651
Time Warner Entertainment Co. LP 8.375%, 7/15/33		2,500	3,154,942

			9,053,606

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.4%
American Tower Corp. 5.05%, 9/01/20	U.S.$	4,310	$4,238,601
Embarq Corp. 7.082%, 6/01/16		1,277	1,412,244
Qwest Corp. 7.625%, 6/15/15		700	789,250
United States Cellular Corp. 6.70%, 12/15/33		2,100	2,039,862

			8,479,957

Consumer Cyclical - Automotive – 0.3%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		2,155	2,264,726
Volvo Treasury AB 5.95%, 4/01/15(c)		4,437	4,819,430

			7,084,156

Consumer Cyclical - Entertainment – 0.1%
Time Warner, Inc. 7.70%, 5/01/32		2,500	3,051,728

Consumer Non-Cyclical – 0.5%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		2,600	3,048,568
Delhaize Group SA 5.875%, 2/01/14		1,205	1,329,789
Newell Rubbermaid, Inc. 4.70%, 8/15/20		3,930	3,898,360
Reynolds American, Inc. 6.75%, 6/15/17		500	558,858
Whirlpool Corp. 8.60%, 5/01/14		520	599,609

			9,435,184

Energy – 2.1%
Anadarko Petroleum Corp. 5.95%, 9/15/16		4,262	4,578,620
BP Capital Markets PLC 4.75%, 3/10/19		755	778,401
Nabors Industries, Inc. 9.25%, 1/15/19		2,500	3,097,965
Noble Energy, Inc. 8.25%, 3/01/19		4,300	5,373,233
Noble Holding International Ltd. 4.90%, 8/01/20		389	402,419
TNK-BP Finance SA 7.50%, 7/18/16(c)		12,083	13,426,630
7.875%, 3/13/18(c)		8,270	9,376,526

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transocean, Inc. 7.50%, 4/15/31	U.S.$	2,200	$2,357,410
Valero Energy Corp. 9.375%, 3/15/19		2,410	2,991,487
Weatherford International Ltd. 7.00%, 3/15/38		2,900	3,110,705

			45,493,396

Other Industrial – 0.3%
Noble Group Ltd.
6.75%, 1/29/20(c)		2,803	3,104,387
8.50%, 5/30/13(c)		3,093	3,456,121

			6,560,508

Technology – 0.2%
Agilent Technologies, Inc. 5.00%, 7/15/20		782	793,834
Xerox Corp. 4.25%, 2/15/15		2,225	2,328,160

			3,121,994

Transportation – Airlines – 0.6%
Delta Air Lines, Inc. Series 071A 6.821%, 8/10/22		1,795	1,902,638
Qantas Airways Ltd. 6.05%, 4/15/16(c)		5,000	5,320,605
Southwest Airlines Co. 5.25%, 10/01/14		2,720	2,860,724
5.75%, 12/15/16		1,780	1,884,479

			11,968,446

Transportation - Services – 0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(c)		3,960	3,807,132
4.625%, 9/23/20(c)		1,080	1,001,594

			4,808,726

			161,278,963

Financial Institutions – 6.4%
Banking – 3.6%
Barclays Bank PLC 4.75%, 3/15/20	EUR	10,000	8,752,764
8.55%, 6/15/11(c)	U.S.$	638	634,810
Capital One Financial Corp. 6.15%, 9/01/16		2,900	3,139,601
Citigroup, Inc. 8.50%, 5/22/19		9,100	11,297,059
Fifth Third Bancorp 5.45%, 1/15/17		3,100	3,168,705
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		4,980	5,381,707

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HSBC Bank USA NA 4.875%, 8/24/20	U.S.$	2,030	$2,017,958
Itau Unibanco Holding SA 6.20%, 4/15/20(c)		3,200	3,287,498
Macquarie Group Ltd. 4.875%, 8/10/17(c)		4,270	4,180,770
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		506	568,060
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		13,500	13,545,374
6.05%, 5/16/16		2,678	2,759,173
Morgan Stanley 10.09%, 5/03/17(c)	BRL	11,615	6,857,048
Royal Bank of Scotland PLC (The) 5.625%, 8/24/20	U.S.$	3,895	3,872,409
VTB Capital SA 6.875%, 5/29/18(c)		2,716	2,872,170
Wachovia Bank NA 4.875%, 2/01/15		3,841	4,073,215

			76,408,321

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		2,062	2,142,977

Finance – 0.7%
General Electric Capital Corp. 6.44%, 11/15/22	GBP	149	253,552
SLM Corp. 5.05%, 11/14/14	U.S.$	3,610	3,450,019
Series A 5.375%, 5/15/14		11,385	11,441,105

			15,144,676

Insurance – 1.7%
Aflac, Inc. 3.45%, 8/15/15		865	878,783
American International Group, Inc. 4.25%, 5/15/13		4,480	4,636,119
CIGNA Corp. 5.125%, 6/15/20		1,690	1,751,785
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	5,068,750
Genworth Financial, Inc. 7.70%, 6/15/20		3,100	3,280,755
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		2,455	2,857,912
Hartford Financial Services Group, Inc. 5.95%, 10/15/36		3,533	3,333,152

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Humana, Inc. 8.15%, 6/15/38	U.S.$	2,900	$3,246,382
MetLife, Inc. 4.75%, 2/08/21		2,135	2,179,884
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		2,700	3,131,519
Prudential Financial, Inc. Series D 7.375%, 6/15/19		575	677,947
Swiss Re Solutions Holding Corp. 7.75%, 6/15/30		2,800	3,148,435
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	2,172,421

			36,363,844

Other Finance – 0.0%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(c)		330	367,512
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	4,091	133,914

			501,426

REITS – 0.3%
Duke Realty LP 6.75%, 3/15/20	U.S.$	1,655	1,795,488
Entertainment Properties Trust 7.75%, 7/15/20(c)		3,308	3,498,210

			5,293,698

			135,854,942

Non Corporate Sectors – 1.5%
Agencies - Not Government Guaranteed – 1.5%
Gazprom Via Gaz Capital SA 6.212%, 11/22/16(c)		5,050	5,321,437
6.51%, 3/07/22(c)		3,335	3,401,700
6.51%, 3/07/22(a)(c)		10,228	10,432,560
9.25%, 4/23/19(c)		7,115	8,742,912
Petrobras International Finance Co. 5.75%, 1/20/20		3,150	3,268,339
VTB Capital SA 6.875%, 5/29/18(c)		725	766,688

			31,933,636

Utility – 0.2%
Electric – 0.2%
FirstEnergy Corp. Series C 7.375%, 11/15/31		3,000	3,162,489

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Union Electric Co. 6.70%, 2/01/19	U.S.$	485	$565,352

			3,727,841

Total Corporates - Investment Grades (cost $305,372,838)			332,795,382

CORPORATES - NON-INVESTMENT GRADES – 10.8%
Industrial – 8.3%
Basic – 1.9%
AK Steel Corp. 7.625%, 5/15/20		2,082	2,087,205
Evraz Group SA 8.875%, 4/24/13(c)		3,697	3,983,517
9.50%, 4/24/18(c)		385	424,963
Georgia Gulf Corp. 9.00%, 1/15/17(c)		334	362,390
10.75%, 10/15/16		250	265,000
Georgia-Pacific LLC 5.40%, 11/01/20(c)		1,642	1,623,411
7.125%, 1/15/17(c)		2,000	2,130,000
Huntsman International LLC 5.50%, 6/30/16		1,809	1,750,208
Lyondell Chemical Co. 11.00%, 5/01/18		2,773	3,140,810
Mondi Finance PLC 5.75%, 4/03/17	EUR	942	1,289,981
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(c)	U.S.$	230	255,875
9.75%, 7/29/13(c)		9,646	10,743,715
United States Steel Corp. 6.05%, 6/01/17		965	951,731
7.375%, 4/01/20		1,477	1,513,925
Vedanta Resources PLC 8.75%, 1/15/14(c)		7,226	7,713,755
Weyerhaeuser Co. 7.375%, 3/15/32		2,000	2,021,772

			40,258,258

Capital Goods – 0.6%
Berry Plastics Corp. 10.25%, 3/01/16		150	147,188
Building Materials Corp. of America 7.00%, 2/15/20(c)		635	652,462
7.50%, 3/15/20(c)		2,498	2,541,715
CNH America LLC 7.25%, 1/15/16		2,000	2,160,000

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mohawk Industries, Inc. 6.875%, 1/15/16	U.S.$	762	$817,245
RBS Global, Inc. / Rexnord LLC 11.75%, 8/01/16		2,150	2,305,875
SPX Corp. 6.875%, 9/01/17(c)		2,900	3,081,250

			11,705,735

Communications - Media – 1.4%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.875%, 4/30/18		565	584,775
8.125%, 4/30/20		187	196,818
Clear Channel Communications, Inc. 5.75%, 1/15/13		220	213,400
Columbus International, Inc. 11.50%, 11/20/14(c)		3,959	4,394,490
DISH DBS Corp. 7.125%, 2/01/16		2,000	2,065,000
European Media Capital SA 10.00%, 2/01/15(d)(e)		1,853	1,223,099
Intelsat Corp. 9.25%, 6/15/16		2,000	2,160,000
Intelsat Jackson Holdings SA 11.25%, 6/15/16		3,300	3,555,750
Interpublic Group of Cos., Inc. (The) 6.25%, 11/15/14		2,081	2,244,879
ION Media Networks, Inc. 9.041%, 1/15/13(d)(e)(f)(g)		7,081	0
Nielsen Finance LLC / Nielsen Finance Co. 12.50%, 8/01/16(h)		1,900	1,995,000
Quebecor Media, Inc. 7.75%, 3/15/16		3,000	3,097,500
Rainbow National Services LLC 10.375%, 9/01/14(c)		1,750	1,815,625
Virgin Media Finance PLC 8.375%, 10/15/19		2,000	2,185,000
Ziggo Bond Co. BV 8.00%, 5/15/18(c)	EUR	2,300	3,173,378

			28,904,714

Communications - Telecommunications – 1.0%
Cricket Communications, Inc. 7.75%, 5/15/16	U.S.$	2,970	3,081,375
Frontier Communications Corp. 8.125%, 10/01/18		2,000	2,195,000
Pacnet Ltd. 9.25%, 11/09/15(c)		2,981	3,064,621

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sunrise Communications International SA 7.00%, 12/31/17(c)	EUR	1,585	$2,213,347
Terrestar Networks, Inc. 15.00%, 2/15/14(c)(f)	U.S.$	3,797	4,176,603
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(c)		3,500	3,981,250
Windstream Corp. 8.625%, 8/01/16		3,000	3,157,500

			21,869,696

Consumer Cyclical - Automotive – 0.4%
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(c)		1,882	2,103,135
Ford Motor Co. 7.45%, 7/16/31(a)		650	696,312
Ford Motor Credit Co. LLC 7.00%, 10/01/13		2,350	2,519,435
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20		3,000	3,157,500

			8,476,382

Consumer Cyclical - Entertainment – 0.3%
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		3,100	3,208,500
WMG Acquisition Corp. 9.50%, 6/15/16		2,800	3,003,000

			6,211,500

Consumer Cyclical - Other – 0.5%
Broder Brothers Co. 12.00%, 10/15/13(e)(i)		607	558,751
Host Hotels & Resorts LP 9.00%, 5/15/17(a)		2,000	2,220,000
MCE Finance Ltd. 10.25%, 5/15/18		2,420	2,773,925
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		2,000	2,115,000
William Lyon Homes, Inc. 10.75%, 4/01/13		2,000	1,725,000

			9,392,676

Consumer Cyclical - Retailers – 0.8%
AutoNation, Inc. 6.75%, 4/15/18		481	496,633
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		1,600	1,652,000
JC Penney Co., Inc. 5.65%, 6/01/20		3,100	2,968,250

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Limited Brands, Inc. 6.90%, 7/15/17	U.S.$	5,593	$5,942,562
Rite Aid Corp. 8.00%, 8/15/20		3,200	3,332,000
Toys R US - Delaware, Inc. 7.375%, 9/01/16(c)		2,220	2,331,000

			16,722,445

Consumer Non-Cyclical – 0.4%
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		1,600	1,680,000
HCA, Inc. 8.50%, 4/15/19		1,895	2,075,025
Mylan Inc. 7.625%, 7/15/17(c)		290	309,575
7.875%, 7/15/20(c)		290	312,475
Select Medical Corp. 6.237%, 9/15/15(g)		5,000	4,625,000
7.625%, 2/01/15		250	250,000

			9,252,075

Energy – 0.5%
Cie Generale de Geophysique-Veritas 7.50%, 5/15/15		355	361,212
9.50%, 5/15/16		857	934,130
Forest Oil Corp. 7.25%, 6/15/19		2,964	3,008,460
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(c)		2,000	2,065,000
Tesoro Corp. 9.75%, 6/01/19		3,800	4,208,500

			10,577,302

Other Industrial – 0.2%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		4,151	4,296,285

Services – 0.3%
Live Nation Entertainment, Inc. 8.125%, 5/15/18(c)		1,820	1,842,750
Service Corp. International/US 6.75%, 4/01/16		1,845	1,877,288
7.50%, 4/01/27		3,300	3,159,750
West Corp. 11.00%, 10/15/16		150	162,750

			7,042,538

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.0%
Freescale Semiconductor, Inc. 9.25%, 4/15/18(c)	U.S.$	407	$447,700
10.125%, 12/15/16(a)		300	315,750

			763,450

Transportation - Airlines – 0.0%
American Airlines, Inc. 10.50%, 10/15/12		669	733,391

Transportation - Services – 0.0%
Quality Distribution LLC/QD Capital Corp. 11.75%, 11/01/13(i)		579	573,122

			176,779,569

Utility – 1.3%
Electric – 1.0%
AES Corp. (The) 8.00%, 10/15/17		2,000	2,115,000
Calpine Corp. 7.875%, 7/31/20(c)		3,200	3,240,000
CMS Energy Corp. 8.75%, 6/15/19		3,900	4,587,227
Duquesne Light Holdings, Inc. 6.40%, 9/15/20(c)		2,140	2,124,070
GenOn Energy, Inc. 7.875%, 6/15/17		2,100	2,037,000
Mirant Americas Generation LLC 8.50%, 10/01/21		3,200	3,200,000
NRG Energy, Inc. 7.375%, 1/15/17		3,000	3,090,000
8.25%, 9/01/20(c)		1,300	1,332,500

			21,725,797

Natural Gas – 0.3%
El Paso Corp. Series G 7.75%, 1/15/32		2,000	1,989,462
El Paso Pipeline Partners Operating Co. LLC 6.50%, 4/01/20		3,100	3,252,492

			5,241,954

			26,967,751

Financial Institutions – 1.2%
Banking – 0.4%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	6,790	6,260,789
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(f)		3,550	2,775,161

			9,035,950

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(f)	U.S.$	3,605	$892,238

Finance – 0.6%
Ally Financial, Inc. 6.875%, 9/15/11		2,507	2,575,942
8.00%, 11/01/31		2,456	2,646,340
Series 8 6.75%, 12/01/14		6,140	6,462,350

			11,684,632

Insurance – 0.0%
Pearl Group Holdings Ltd. No 1 6.586%, 4/25/16	GBP	43	40,751

Other Finance – 0.2%
DTEK Finance BV 9.50%, 4/28/15(c)	U.S.$	4,110	4,253,850

			25,907,421

Total Corporates - Non-Investment Grades (cost $224,953,710)			229,654,741

MORTGAGE PASS-THRU’S – 6.7%
Agency Fixed Rate 30-Year – 3.7%
Federal Home Loan Mortgage Corp. Gold Series 2006 6.00%, 9/01/36		27,906	30,256,914
Series 2007 7.00%, 2/01/37		7,815	8,776,048
Federal National Mortgage Association Series 1998 8.00%, 6/01/28		50	56,750
Series 1999 7.50%, 11/01/29		69	77,337
Series 2006 6.50%, 8/01/36-11/01/36		15,249	16,924,414
Series 2007 6.50%, 8/01/37		19,708	21,872,935
Government National Mortgage Association Series 1999 6.50%, 2/15/29		57	64,273

			78,028,671

Agency ARMs – 3.0%
Federal Home Loan Mortgage Corp. Series 2007 5.623%, 1/01/37(g)		13,815	14,525,551
5.68%, 3/01/37(g)		8,548	9,069,250

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.733%, 2/01/37(g)	U.S.$	8,210	$8,694,609
5.927%, 3/01/37(g)		3,021	3,198,610
5.997%, 2/01/37(g)		8,043	8,440,035
Federal National Mortgage Association Series 2006 5.71%, 11/01/36(g)		5,991	6,319,953
Series 2007 5.942%, 3/01/37(g)		13,934	14,667,631

			64,915,639

Total Mortgage Pass-Thru’s (cost $134,230,599)			142,944,310

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.5%
Non-Agency Fixed Rate CMBS – 6.2%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51		3,919	4,098,959
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		4,830	5,037,623
Series 2007-C9, Class A4 5.815%, 12/10/49		5,030	5,411,881
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C3, Class A5 5.113%, 7/15/36		2,662	2,820,168
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38		15,915	17,205,025
Series 2006-C4, Class A3 5.467%, 9/15/39		11,700	12,270,782
Series 2006-C4, Class AM 5.509%, 9/15/39		13,000	12,533,321
Series 2006-C5, Class A3 5.311%, 12/15/39		13,000	13,540,070
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM 5.883%, 7/10/38		4,000	4,119,600
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		15,890	17,035,451
Series 2006-CB15, Class AM 5.855%, 6/12/43		1,651	1,650,468
Series 2007-C1, Class A4 5.716%, 2/15/51		5,224	5,426,101

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-CB18, Class A4 5.44%, 6/12/47	U.S.$	155	$162,429
Merrill Lynch Mortgage Trust Series 2008-C1, Class A4 5.69%, 2/12/51		6,000	6,263,528
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		10,000	9,793,546
Series 2007-9, Class A4 5.70%, 9/12/49		5,220	5,447,677
Morgan Stanley Capital I Series 2006-IQ12, Class AMFX 5.37%, 12/15/43		8,500	8,480,572
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		100	107,574

			131,404,775

Agency CMBS – 0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		7,403	7,151,489

Non-Agency Floating Rate CMBS – 0.0%
Eclipse Ltd. Series 2007-1X, Class B 0.987%, 1/25/20(c)(g)	GBP	59	52,747

Total Commercial Mortgage-Backed Securities (cost $124,873,087)			138,609,011

AGENCIES – 3.2%
Agency Debentures – 3.2%
Federal National Mortgage Association 5.375%, 6/12/17 (cost $61,399,932)	U.S.$	59,222	68,187,086

QUASI-SOVEREIGNS – 3.0%
Quasi-Sovereign Bonds – 3.0%
Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(c)		6,188	6,976,970

Kazakhstan – 0.5%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(c)		9,625	10,575,469

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 2.2%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(c)	U.S.$	22,568	$22,624,420
7.125%, 1/14/14(c)		12,351	13,122,937
7.75%, 5/29/18(c)		9,905	10,697,400

			46,444,757

Total Quasi-Sovereigns (cost $49,649,004)			63,997,196

BANK LOANS – 2.5%
Industrial – 2.1%
Basic – 0.1%
Flakeboard US GP I/Flakeboard America Limited 7.26%-7.27%, 7/28/12(g)		1,862	1,837,662
Huntsman International LLC 1.77%-1.79%, 4/19/14(g)		367	360,575
Ineos US Finance LLC 7.50%, 12/16/13(g)		329	338,413
8.00%, 12/16/14(g)		377	388,750
John Maneely Co. 3.54%, 12/09/13(g)		644	631,125

			3,556,525

Capital Goods – 0.1%
Graham Packaging Company, L.P. 6.75%, 4/05/14(g)		763	771,841
Hawker Beechcraft Acquisition Company LLC 2.29%, 3/26/14(g)		12	10,480
2.26%-2.30%, 3/26/14(g)		200	174,845
Manitowoc Co. Inc., (The) 8.00%, 11/06/14(g)		148	149,629
Sequa Corp. 3.56%, 12/03/14(g)		397	382,662

			1,489,457

Communications - Media – 0.3%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.55%, 7/03/14(g)		716	675,023
Charter Communications Operating, LLC 2.27%, 3/06/14(g)		1,221	1,203,890
Clear Channel Communications, Inc. 3.91%, 1/29/16(g)		423	367,134
Sunshine Acquisition Limited (aka HIT Entertainment) 5.54%, 6/01/12(g)		728	712,088

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(g)	U.S.$	327	$222,784
Univision Communications Inc. 4.51%, 3/31/17(g)		2,467	2,343,695
WideOpenWest Finance , LLC 2.76%-4.75%, 6/30/14(g)		1,466	1,358,546

			6,883,160

Communications - Telecommunications – 0.1%
Level 3 Financing, Inc. 2.54%, 3/13/14(g)		1,316	1,243,439
Sorenson Communications, Inc. 6.00%, 8/16/13(g)		921	876,319

			2,119,758

Consumer Cyclical - Automotive – 0.0%
Ford Motor Co. 3.02%-3.04%, 12/15/13(g)		359	358,227

Consumer Cyclical - Entertainment – 0.1%
Las Vegas Sands, LLC 3.03%, 11/23/16(g)		886	850,419
London Arena and Waterfront Finance, LLC (O2 Arena) 2.78%, 3/08/12(g)		1,162	1,157,416

			2,007,835

Consumer Cyclical - Other – 0.4%
Caesars Entertainment Operating Company Inc. (fka Harrah’s Operating Company, Inc.) 3.29%, 1/28/15(g)		1,151	1,039,163
Harbor Freight Tools USA, Inc. / Central Purchasing, LLC 12/22/17(j)		5,500	5,483,940
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(f)(g)		2,201	5,612
7.75%, 3/31/11(f)(g)		61	12,194
VML US Finance LLC (aka Venetian Macau) 4.80%, 5/25/12-5/28/13(g)		1,443	1,440,611

			7,981,520

Consumer Cyclical - Restaurants – 0.0%
Dunkin’ Brands, Inc. 5.75%, 11/23/17(g)		70	70,797

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corporation 2.52%-2.54%, 5/28/13(g)		280	274,729

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Great Atlantic & Pacific Tea Company, Inc., The 6/13/12(j)	U.S.$	250	$251,875
Mattress Holding Corp. 2.56%, 1/18/14(g)		481	424,144
Neiman Marcus Group Inc., The 4.30%, 4/06/16(g)		489	484,116
Targus Holdings, Inc. 8.75%, 11/22/12(g)		916	846,304

			2,281,168

Consumer Non-Cyclical – 0.2%
CHS/ Community Health Systems, Inc. 2.54%, 7/25/14(g)		392	382,219
3.79%, 1/25/17(g)		188	186,657
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.77%-3.78%, 7/11/14(g)		882	776,956
HCA, Inc. 2.55%, 11/18/13(g)		895	885,506
HCR Healthcare, LLC 2.76%, 12/22/14(g)		475	468,519
Onex Carestream Finance LP 5.51%, 10/30/13(g)		1,000	982,250

			3,682,107

Energy – 0.1%
Ashmore Energy International 3.30%, 3/30/12-3/30/14(g)		885	871,570
CITGO Petroleum 9.00%, 6/24/17(g)		348	362,689
Dalbo, Inc. 7.00%, 8/27/12(g)		486	432,829

			1,667,088

Services – 0.3%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(g)		850	851,598
Aveta, Inc. 8.50%, 4/14/15(g)		336	331,880
Koosharem LLC 10.25%, 6/30/14(g)		1,255	922,371
Sabre Inc. 2.26%-2.29%, 9/30/14(g)		2,201	2,007,982
ServiceMaster Co. (The) 2.76%-2.81%, 7/24/14(g)		627	601,041
2.77%, 7/24/14(g)		62	59,855
Travelport LLC (f/k/a Travelport Inc.) 4.80%, 8/21/15(g)		89	83,506
4.96%, 8/21/15(g)		445	416,178

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

West Corporation 2.64%-2.83%, 10/24/13(g)	U.S.$	200	$198,545
4.51%-4.71%, 7/15/16(g)		491	492,258

			5,965,214

Technology – 0.3%
Avaya, Inc. 3.03%, 10/24/14(g)		366	347,235
Dresser, Inc. 2.53%, 5/04/14(g)		941	937,911
First Data Corporation 3.01%, 9/24/14(g)		932	860,745
IPC Systems, Inc. 2.51%-2.55%, 6/02/14(g)		1,748	1,660,225
5.55%, 6/01/15(g)		2,000	1,720,000
SunGard Data Systems Inc. (Solar Capital Corp.) 2.01%, 2/28/14(g)		33	31,717
3.91%, 2/28/16(g)		436	432,258

			5,990,091

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 3.54%, 4/30/14(g)		983	953,130

Transportation - Services – 0.0%
Swift Transportation Co., LLC 6.75%, 12/21/16(g)		400	401,188

			45,407,265

Financial Institutions – 0.2%
Finance – 0.2%
CIT Group, Inc. 6.25%, 8/11/15(g)		2,391	2,438,128
Delos Aircraft Inc. 7.00%, 3/17/16(g)		434	440,809
International Lease Finance Corp (Delos Aircraft Inc) 6.75%, 3/17/15(g)		591	599,229
LPL Holdings, Inc. 2.01%-2.05%, 6/28/13(g)		193	192,573
4.25%, 6/25/15(g)		608	609,969

			4,280,708

Insurance – 0.0%
Asurion Corp. 3.26%-3.29%, 7/03/14(g)		296	281,956

			4,562,664

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 2.81%, 11/01/13(g)	U.S.$	549	$532,530
4.81%, 5/01/14(g)		1,000	926,670
GBGH, LLC (US Energy) 4.00%, 6/09/13(d)(g)(k)		286	128,855
12.00%, 6/09/14(d)(g)(k)		103	0
Texas Competitive Electric Holdings Company, LLC (TXU) 3.76%, 10/10/14(g)		2,474	1,910,514

			3,498,569

Total Bank Loans (cost $54,734,890)			53,468,498

INFLATION-LINKED SECURITIES – 1.9%
United States – 1.9%
U.S. Treasury Inflation Index 2.125%, 1/15/19 (TIPS) (cost $40,926,493)		37,180	41,142,374

EMERGING MARKETS - SOVEREIGNS – 1.8%
Argentina – 0.6%
Republic of Argentina 7.82%, 12/31/33	EUR	12,751	13,333,003

El Salvador – 0.3%
Republic of El Salvador 7.65%, 6/15/35(c)	U.S.$	5,957	6,254,850

Indonesia – 0.9%
Republic of Indonesia 6.75%, 3/10/14(c)		565	634,213
8.50%, 10/12/35(c)		801	1,049,310
6.625%, 2/17/37(c)		720	786,600
6.875%, 1/17/18(c)		8,285	9,610,600
7.75%, 1/17/38(c)		5,073	6,176,377

			18,257,100

Total Emerging Markets - Sovereigns (cost $30,296,537)			37,844,953

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - TREASURIES – 1.6%
Colombia – 1.4%
Colombia Government International Bond 7.75%, 4/14/21	COP	9,860,000	$6,201,170
Republic of Colombia 12.00%, 10/22/15		29,313,000	20,418,794
9.85%, 6/28/27		4,287,000	3,159,742

			29,779,706

Turkey – 0.2%
Turkey Government Bond 16.00%, 3/07/12	TRY	4,834	3,451,410

Total Emerging Markets - Treasuries (cost $24,581,920)			33,231,116

EMERGING MARKETS - CORPORATE BONDS – 0.7%
Financial Institutions – 0.3%
Banking – 0.3%
ATF Bank JSC 9.00%, 5/11/16(c)	U.S.$	3,817	3,931,510
Banco BMG SA 9.15%, 1/15/16(c)		400	428,200
CenterCredit International BV 8.625%, 1/30/14(c)		2,297	2,337,197

			6,696,907

Other Finance – 0.0%
AES El Salvador Trust 6.75%, 2/01/16(c)		350	338,595

			7,035,502

Industrial – 0.4%
Consumer Cyclical - Other – 0.1%
Peermont Global Pty Ltd. 7.75%, 4/30/14(c)	EUR	50	57,461
Royal Caribbean Cruises Ltd. 7.50%, 10/15/27	U.S.$	1,100	1,079,375

			1,136,836

Consumer Non-Cyclical – 0.2%
Foodcorp Ltd. 8.875%, 6/15/12(c)	EUR	194	263,131
JBS Finance II Ltd. 8.25%, 1/29/18(c)	U.S.$	3,100	3,115,500

			3,378,631

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19	U.S.$	2,899	$3,348,345

			7,863,812

Total Emerging Markets - Corporate Bonds (cost $13,984,072)			14,899,314

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Croatia – 0.1%
Republic of Croatia 6.75%, 11/05/19(c)		2,750	2,873,750

Lithuania – 0.3%
Republic of Lithuania 6.75%, 1/15/15(c)		5,100	5,508,000

Poland – 0.2%
Poland Government International Bond 3.875%, 7/16/15		5,268	5,353,605

Total Governments - Sovereign Bonds (cost $13,078,111)			13,735,355

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.5%
United States – 0.5%
California State 7.95%, 3/01/36		3,955	4,056,288
Illinois State 7.35%, 7/01/35		3,330	3,261,668
Texas State Transportation Commission 5.178%, 4/01/30		2,560	2,536,090

Total Local Governments - Municipal Bonds (cost $9,891,713)			9,854,046

ASSET-BACKED SECURITY – 0.2%
Autos - Floating Rate – 0.2%
Wheels SPV LLC Series 2009-1, Class A 1.81%, 3/15/18(c)(g) (cost $4,790,139)		4,770	4,792,175

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

		Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Finance – 0.1%
Ally Financial, Inc. 7.00%(c)		2,680	$2,532,851

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%		125,325	70,182

Total Preferred Stocks (cost $3,669,133)			2,603,033

		Principal Amount (000)
CMOs – 0.1%
Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 2.70%, 12/25/35	U.S.$	1,464	1,428,922

Agency Fixed Rate – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.483%, 11/16/45(l)		4,727	113,433

Total CMOs (cost $1,660,297)			1,542,355

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.0%
Colombia – 0.0%
Bogota Distrio Capital 9.75%, 7/26/28(c) (cost $192,692)	COP	438,000	314,721

		Shares
WARRANTS – 0.0%
Charter Communications, Inc., expiring 11/30/14(m)		28,026	231,215
GBGH, LLC, expiring 6/09/19(d)(k)(m)		517	0
Quality Distribution, LLC, expiring 11/01/13(m)		40,706	0

Total Warrants (cost $56,053)			231,215

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Shares	U.S. $ Value

COMMON STOCKS – 0.0%
Broder Brothers Co.(d)(m)	49,472	$0
Gallery Media(d)(m)(n)	697	0

Total Common Stocks (cost $0)		0

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.16%(o) (cost $14,585,800)	14,585,800	14,585,800

Total Investments – 145.6% (cost $2,992,039,235)		3,095,823,949
Other assets less liabilities – (45.6)%		(969,614,517)

Net Assets – 100.0%		$2,126,209,432

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	1,506	March 2011	$190,494,272	$183,920,250	$6,574,022
U.S. T-Note 10 Yr Futures	2,391	March 2011	296,161,736	287,966,063	8,195,673

					$14,769,695

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Bank PLC Wholesale:
Euro settling 1/06/11	31,501	$41,276,880	$42,095,140	$818,260
Euro settling 1/06/11	1,213	1,577,258	1,620,584	43,326
Swedish Krona settling 2/15/11	303,543	44,254,690	45,067,368	812,678
Brown Brothers Harriman Co.:
Australian Dollar settling 2/17/11	23,033	22,717,403	23,432,549	715,146
Goldman Sachs International:
Brazilian Real settling 1/04/11(1)	54,211	32,535,816	32,657,335	121,519
Norwegian Krone settling 2/15/11	3,625	609,322	619,880	10,558
Morgan Stanley and Co. Inc:
South Korean Won settling 1/21/11	46,398,313	40,906,602	40,846,282	(60,320)

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC:
Russian Rubles settling 1/14/11	277,483	$8,996,347	$9,083,543	$87,196
UBS AG:
Brazilian Real settling 1/04/11(1)	54,211	32,144,190	32,657,335	513,145
South Korean Won settling 1/21/11	3,441,783	2,968,334	3,029,939	61,605
Sale Contracts:
Citibank N.A.:
Euro settling 1/06/11	94,005	130,164,025	125,618,451	4,545,574
Credit Suisse London Branch (GFX):
Canadian Dollar settling 1/21/11	21,313	21,163,690	21,428,219	(264,529)
Goldman Sachs International:
Brazilian Real settling 1/04/11(1)	54,211	31,084,390	32,657,335	(1,572,945)
Morgan Stanley and Co. Inc:
Japanese Yen settling 1/13/11	2,695,496	33,221,741	33,202,700	19,041
UBS AG:
Brazilian Real settling 1/04/11(1)	54,211	32,535,816	32,657,335	(121,519)
Brazilian Real settling 2/02/11	54,211	31,933,070	32,439,788	(506,718)
Great British Pound settling 2/02/11	27,791	43,213,015	43,320,339	(107,324)

(1)	Contract represents a non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at December 31, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, N.A.: Qantas Airways Ltd. 5.125%, 6/20/13, 3/20/16*	(1.75)%	1.42%	$5,000	$(81,977)	$–0 –	$(81,977)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at December 31, 2010
Barclays Bank	0.30%	1/10/11	$233,722,673
Barclays Bank	0.00%	1/04/11	732,875
Barclays Bank	0.00%	12/31/11	1,090,000
Deutsche Bank	0.27%	1/10/11	312,235,757
HSBC	0.08%	1/03/11	94,250,209
HSBC	0.22%	1/04/11	81,718,984
HSBC	0.22%	1/18/11	48,331,271

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

Broker	Interest Rate	Maturity	U.S. $ Value at December 31, 2010
HSBC	0.23%	2/01/11	$50,885,076
HSBC	0.24%	2/01/11	71,939,865
ING	(3.00)%*	12/30/11	310,242
ING	(1.00)%*	12/30/11	1,154,711
ING	0.05%	12/30/11	10,768,179
Jefferies Group, Inc.	0.11%	1/03/11	47,000,144
Jefferies Group, Inc.	0.29%	1/10/11	42,303,748
JP Morgan Chase	0.00%	12/30/11	908,125

			$997,351,859

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $1,002,697,318.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $20,054,216.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the aggregate market value of these securities amounted to $311,831,115 or 14.7% of net assets.

(d)	Fair valued.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.08% of net assets as of December 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co. 12.00%, 10/15/13	8/22/06	$962,049	$558,751	0.02%
European Media Capital SA 10.00%, 2/01/15	8/18/10	2,717,104	1,223,099	0.06%
ION Media Networks, Inc. 9.041%, 1/15/13	9/03/10	6,930,661	0	0.00%

(f)	Security is in default and is non-income producing.

(g)	Floating Rate Security. Stated interest rate was in effect at December 31, 2010.

(h)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(i)	Pay-In-Kind Payments (PIK).

(j)	This position or a portion of this position represents an unsettled loan purchase. At December 31, 2010, the market value and unrealized gain of these unsettled loan purchases amounted to $5,735,815 and $43,315, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	Illiquid security.

(l)	IO – Interest Only

(m)	Non-income producing security.

(n)	Restricted and illiquid security.

(o)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2010, the fund’s total exposure to subprime investments was 0.07% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

BRL – Brazilian Real

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

RUB – Russian Ruble

TRY – Turkish Lira

ZAR – South African Rand

Glossary:

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

STRIPS – Separate Trading of Registered Interest and Principle of Securities

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

32	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,977,453,435)	$3,081,238,149
Affiliated issuers (cost $14,585,800)	14,585,800
Cash	1,906,240
Foreign currencies, at value (cost $935,823)	966,954
Interest and dividends receivable	27,619,003
Unrealized appreciation of forward currency exchange contracts	7,748,048
Receivable for investment securities sold	2,213,180

Total assets	3,136,277,374

Liabilities
Payable for reverse repurchase agreements	997,351,859
Payable for investment securities purchased	5,900,606
Payable for variation margin on futures contracts	2,777,672
Unrealized depreciation of forward currency exchange contracts	2,633,355
Advisory fee payable	1,072,786
Unrealized depreciation on credit default swap contracts	81,977
Administrative fee payable	28,439
Dividends payable	15,924
Accrued expenses	205,324

Total liabilities	1,010,067,942

Net Assets	$2,126,209,432

Composition of Net Assets
Common stock, at par	$2,429,117
Additional paid-in capital	2,068,708,019
Undistributed net investment income	573,376
Accumulated net realized loss on investment and foreign currency transactions	(69,209,034)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	123,707,954

$2,126,209,432

Net Asset Value Per Share—300 million shares of common stock authorized, $0.01 par value (based on 242,911,697 shares outstanding)	$8.75

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	33

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

Investment Income
Interest	$128,624,719
Dividends
Unaffiliated issuers	187,177
Affiliated issuers	39,972	$128,851,868

Expenses
Advisory fee (see Note B)	11,470,140
Printing	250,697
Custodian	226,408
Registration fees	215,856
Transfer agency	171,805
Administrative	95,539
Audit	68,846
Directors’ fees	56,868
Legal	24,082
Miscellaneous	82,802

Total expenses before interest expense	12,663,043
Interest expense	2,357,704

Total expenses		15,020,747

Net investment income		113,831,121

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		143,810,558
Futures contracts		(44,252,590)
Options written		155,047
Swap contracts		86,489
Foreign currency transactions		2,474,887
Net change in unrealized appreciation/depreciation of:
Investments		(1,150,468)
Futures contracts		(2,846,646)
Swap contracts		(39,300)
Foreign currency denominated assets and liabilities		189,757

Net gain on investment and foreign currency transactions		98,427,734

Net Increase in Net Assets from Operations		$212,258,855

See notes to financial statements.

34	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010		Year Ended December 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$113,831,121		$130,984,172
Net realized gain on investment and foreign currency transactions	102,274,391		41,704,139
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,846,657)		174,225,845

Net increase in net assets from operations	212,258,855		346,914,156
Dividends to Shareholders from
Net investment income	(119,512,555)		(133,524,206)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of Common Stock	– 0	–	2,785,294
Sale of Common Stock	56,662		– 0	–

Total increase	92,802,962		216,175,244
Net Assets
Beginning of period	2,033,406,470		1,817,231,226

End of period (including undistributed net investment income of $573,376 and distributions in excess of net investment income of ($6,124,826), respectively)	$2,126,209,432		$2,033,406,470

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	35

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended December 31, 2010

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received	$127,540,527
Interest expense paid	(2,515,245)
Operating expenses paid	(12,607,613)

Net increase in cash from operating activities		$112,417,669
Investing Activities:
Purchases of long-term investments	(3,692,593,833)
Proceeds from disposition of long-term investments	3,767,401,766
Proceeds from disposition of short term investments, net	284,804
Proceeds from swap contracts	86,489
Proceeds from written options	165,253
Variation margin paid on futures contracts	(42,241,661)
Effects of exchange rate on cash	(367,729)

Net increase in cash from investing activities		32,735,089
Financing Activities:
Cash dividends paid	(119,508,786)
Sale of Common Stock	56,662
Decrease in loans payable	(120,736,878)
Increase in reverse repurchase agreements	97,857,045

Net decrease in cash from financing activities		(142,331,957)

Net increase in cash		2,820,801
Cash at beginning of period		52,393

Cash at end of period		$2,873,194

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$212,258,855
Adjustments:
Decrease in interest and dividends receivable	$10,234,996
Net accretion of bond discount and amortization of bond premium	(10,699,068)
Inflation Index Income	(847,269)
Decrease in interest payable	(157,541)
Increase in accrued expenses	55,430
Net realized gain on investment and foreign currency transactions	(102,274,391)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,846,657

Total adjustments		(99,841,186)

Net increase in cash from operating activities		$112,417,669

See notes to financial statements.

36	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to

ALLIANCEBERNSTEIN INCOME FUND •	37

Notes to Financial Statements

adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Loan Facility (“TALF”) transactions, the Adviser utilized a portfolio pricing service to price the TALF loans. The methodolgies utilized by the vendor to value the TALF loans took into consideration, among other factors, the deal characteristics, historial performance, market interest rates, and the value of the underlying collateral.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

38	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

As of July 15, 2010 and for the remainder of the reporting period, there were no TALF loans outstanding for the Fund. For the period January 1, 2010 through July 14, 2010 the Fund had elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permitted a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option required that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note C.5). Through July 14, 2010, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Governments—Treasuries	$—	$1,891,391,268	$—	$1,891,391,268
Corporates—Investment Grades	—	332,795,382	—	332,795,382
Corporates—Non-Investment Grades	—	228,431,642	1,223,099	229,654,741
Mortgage Pass-Thru’s	—	142,944,310	—	142,944,310
Commercial Mortgage-Backed Securities	—	92,432,121	46,176,890	138,609,011
Agencies	—	68,187,086	—	68,187,086
Quasi-Sovereigns	—	63,997,196	—	63,997,196
Bank Loans	—	—	53,468,498	53,468,498
Inflation-Linked Securities	—	41,142,374	—	41,142,374
Emerging Markets—Sovereigns	—	37,844,953	—	37,844,953
Emerging Markets—Treasuries	—	33,231,116	—	33,231,116
Emerging Markets—Corporate Bonds	—	14,899,314	—	14,899,314
Governments—Sovereign Bonds	—	13,735,355	—	13,735,355
Local Governments—Municipal Bonds	—	9,854,046	—	9,854,046
Asset-Backed Security	—	4,792,175	—	4,792,175
Preferred Stocks	70,182	2,532,851	—	2,603,033
CMOs	—	113,433	1,428,922	1,542,355
Local Governments—Regional Bonds	—	314,721	—	314,721
Warrants	—	—	231,215	231,215
Common Stocks ^	—	—	—	—
Short-Term Investments	14,585,800	—	—	14,585,800

Total Investments in Securities	14,655,982	2,978,639,343	102,528,624	3,095,823,949

ALLIANCEBERNSTEIN INCOME FUND •	39

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Other Financial Instruments* :
Assets
Futures Contracts	$14,769,695	$—	$—	$14,769,695 +
Foreign Currency Exchange Contracts	—	7,748,048	—	7,748,048
Liabilities
Foreign Currency Exchange Contracts	—	(2,633,355)	—	(2,633,355)
Credit Default Swap Contracts	—	(81,977)	—	(81,977)

Total	$29,425,677	$2,983,672,059	$102,528,624	$3,115,626,360

^	The Fund held securities with zero market value at period end.
*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
+	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Corporates - Investment Grades	Corporates - Non-Investment Grades	Commercial Mortgage- Backed Securities
Balance as of 12/31/09	$7,996,641	$—	$19,811,262
Accrued discounts/(premiums)	165,007	(80,475)	178,178
Realized gain (loss)	(312,990)	—	(11,708)
Change in unrealized appreciation/depreciation	1,083,899	(1,494,004)	6,824,397
Net purchases (sales)	(1,574,083)	2,797,578	7,930,747
Transfers in to level 3	—	—	11,444,014
Transfers out of level 3	(7,358,474)	—	—

Balance as of 12/31/10	$—	$1,223,099	$46,176,890

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/10*	$—	$(1,494,004)	$6,701,766

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

	Bank Loans	Inflation - Linked Securities	Emerging Markets - Corporate Bonds
Balance as of 12/31/09	$60,556,218	$2,971,300	$414,000
Accrued discounts/(premiums)	791,965	771	573
Realized gain (loss)	(1,861,378)	285,862	—
Change in unrealized appreciation/depreciation	4,781,060	(440,456)	13,627
Net purchases (sales)	(10,799,367)	(2,817,477)	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	(428,200)

Balance as of 12/31/10	$53,468,498	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/10*	$2,726,642	$—	$—

	CMOs	Local Governments - Regional Bonds	Warrants**
Balance as of 12/31/09	$3,366,259	$226,928	$—
Accrued discounts/(premiums)	6,027	341	—
Realized gain (loss)	147,300	—	—
Change in unrealized appreciation/depreciation	148,898	87,452	—
Net purchases (sales)	(2,239,562)	—	—
Transfers in to Level 3	—	—	231,215
Transfers out of Level 3	—	(314,721)	—

Balance as of 12/31/10	$1,428,922	$—	$231,215

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/10*	$148,898	$—	$—

	Common Stocks**	TALF Loans	Total
Balance as of 12/31/09	$—	$(120,736,878)	$(25,394,270)
Accrued discounts/(premiums)	—	—	1,062,387
Realized gain (loss)	—	—	(1,752,914)
Change in unrealized appreciation/depreciation	—	—	11,004,873
Net purchases (sales)	—	120,736,878	114,034,714
Transfers in to Level 3	—	—	11,675,229
Transfers out of Level 3	—	—	(8,101,395)

Balance as of 12/31/10	$—	$—	$102,528,624

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/10*	$—	$—	$8,083,302

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The Fund held securities with zero market value at period end.

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swap contracts, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 2010, the Fund reimbursed ABIS $1,125 for such costs.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended December 31, 2010, such fee amounted to $95,539.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2010 (000)	Dividend Income (000)
$14,871	$697,655	$697,940	$14,586	$40

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$383,005,748	$292,586,460
U.S. government securities	3,311,274,145	3,333,667,921

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$2,992,235,994

Gross unrealized appreciation	$137,652,653
Gross unrealized depreciation	(34,064,698)

Net unrealized appreciation	$103,587,955

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the year ended December 31, 2010, the Fund held futures contracts for hedging purposes.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended December 31, 2010, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2010, the Fund held written options for non-hedging purposes.

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

For the year ended December 31, 2010, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/09	– 0	–	$	– 0	–
Options written	138,220,200			165,253
Options closed	(138,220,200)			(165,253)

Options written outstanding as of 12/31/10	– 0	–	$	– 0	–

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended December 31, 2010, the Fund held credit default swap contracts for hedging and non-hedging purposes.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of December 31, 2010, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of December 31, 2010, the Fund had credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $81,977 at December 31, 2010.

At December 31, 2010, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$7,748,048		Unrealized depreciation of forward currency exchange contracts	$2,633,355

Credit contracts				Unrealized depreciation on credit default swap contracts	81,977

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	14,769,695	*

Total		$22,517,743			$2,715,332

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended December 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$4,694,173	$139,380

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	86,489	(39,300)

Interest rate contracts	Net realized gain (loss) on options written	155,047

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(44,252,590)	(2,846,646)

Total		$(39,316,881)	$(2,746,566)

For the year ended December 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $460,749,814, average monthly notional amount of credit default swaps was $14,929,231 and average monthly original value of futures contracts was $524,894,710.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended December 31, 2010, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended December 31, 2010, the average amount of reverse repurchase agreements outstanding was $947,776,144 and the daily weighted average interest rate was 0.17%.

5. Term Asset-Backed Securities Loan Facility

Through July 14, 2010, the Fund participated in the TALF program. Under the TALF program eligible borrowers obtained a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral was not recorded as a sale on the Fund’s records. The Fund agreed to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, the Fund was not required to pledge further collateral in the event the value of the Eligible Securities transferred as collateral fell below the loan amount. The loan was prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund paid a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjected the Fund to certain risks, including possible delays in recovery of securities posted as collateral or possible loss of rights in collateral should the Fund be

ALLIANCEBERNSTEIN INCOME FUND •	51

Notes to Financial Statements

unable to repay a loan. Additionally, there was the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which the Fund was entitled. Under the TALF program, interest earned on collateral was used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder was applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Fund was required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan was measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

As of July 15, 2010 and for the remainder of the reporting period, there were no TALF loans outstanding for the Fund. For the period January 1, 2010 through July 15, 2010, the average amount of TALF loans outstanding for the Fund was $53,486,347 and the weighted average interest rate was 2.44%.

NOTE D

Common Stock

During the year ended December 31, 2010, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan; residual shares of common stock held by the Fund were sold in the amount of $56,662. During the year ended December 31, 2009, the Fund issued 355,103 shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Bank Borrowing

Prior to May 22, 2009, the Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale (“SG”) as Administrative Agent, and Barton Capital Corporation (“Barton”) as lender. The Fund terminated the credit facility, which had a maximum limit of $400 million, on May 22, 2009. Under the SG program, Barton funded advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor’s Ratings Services and P-1 by Moody’s Investors Service, Inc. The collateral value had to be at least 171% of outstanding borrowings. The borrowings under the SG program were secured by the pledging of the Fund’s portfolio securities as collateral. The interest rate on the Fund’s borrowings was based on the interest rate carried by the commercial paper.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or

52	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through the investment techniques of reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future, through participation in credit facilities, direct bank borrowings, or otherwise. Reverse

ALLIANCEBERNSTEIN INCOME FUND •	53

Notes to Financial Statements

repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$119,512,555	$133,524,206

Total taxable distributions	119,512,555	133,524,206

Total distributions paid	$119,512,555	$133,524,206

54	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,798,287
Accumulated capital and other losses	(58,049,996	)(a)
Unrealized appreciation/(depreciation)	103,708,784	(b)

Total accumulated earnings/(deficit)	$55,457,075	(c)

(a)

On December 31, 2010, the Fund had a net capital loss carryforward of $46,685,677 of which $3,846,510 expires in the year 2014, $8,931,557 expires in the year 2016 and $33,907,610 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with ACM Government Securities Fund, ACM Government Spectrum Fund, and ACM Government Opportunity Fund may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $78,641,847. In addition, the Fund had $59,026,252 of capital loss carryforwards which expired in the fiscal year ended December 31, 2010. For the year ended December 31, 2010, the Fund deferred losses on straddles of $11,364,319.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains and losses, the tax treatment of swap income, the tax treatment of paydown losses, the tax treatment of bond premium, the tax treatment of certain derivative instruments, consent fee reclassification and the expiration of capital loss carryforwards resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions and a net decrease to additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN INCOME FUND •	55

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.37	$ 7.49	$ 8.59	$ 8.31	$ 8.25

Income From Investment Operations
Net investment income(a)	.47	.54	.59	.57	.60
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	.89	(1.06)	.44	.08
Contributions from Adviser	0	0	.00 (b)	0	0

Net increase (decrease) in net asset value from operations	.87	1.43	(.47)	1.01	.68

Less: Dividends
Dividends from net investment income	(.49)	(.55)	(.63)	(.73)	(.62)

Net asset value, end of period	$ 8.75	$ 8.37	$ 7.49	$ 8.59	$ 8.31

Market value, end of period	$ 7.93	$ 8.25	$ 7.08	$ 8.05	$ 8.14

Discount, end of period	(9.37)%	(1.43)%	(5.47)%	(6.29)%	(2.05)%
Total Return
Total investment return based on:(c)
Market value	2.10%	25.09%	(4.64)%	8.01%	6.10%
Net asset value	11.04%*	19.97%	(5.46)%*	12.89%*	8.71%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$2,126	$2,033	$1,817	$2,084	$1,907
Ratio to average net assets of:
Expenses	.71%	.91%	2.02%	3.35%	3.47%
Expenses, excluding interest expense and TALF administration fee(d)	.60%	.68%	.72%	.71%	.74%
Expenses, excluding interest expense(d)	.60%	.69%	.72%	.71%	.74%
Net investment income	5.40%	6.84%	7.15%	6.74%	7.35%
Portfolio turnover rate	121%	153%	51%	90%	177%
Asset coverage ratio(e)	N/A	N/A	530%	589%	529%
Bank borrowing outstanding (in millions)(e)	$0	$0	$400	$400	$400

56	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	Excludes net interest expense of .11%, .22%, 1.30%, 2.64% and 2.73%, respectively, on borrowings.

(e)	The Fund participated in a credit facility which was terminated on May 22, 2009.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2010, December 31, 2008 and December 31, 2007 by 0.15%, 0.33% and 1.69%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	57

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Income Fund, Inc. at December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2011

58	• ALLIANCEBERNSTEIN INCOME FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended December 31, 2010. For foreign shareholders, 71.26% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

ALLIANCEBERNSTEIN INCOME FUND •	59

Tax Information

ADDITIONAL INFORMATION

(unaudited)

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will

60	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCEBERNSTEIN INCOME FUND •	61

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The most significant responsibility for the day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on May 7, 2010, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

62	• ALLIANCEBERNSTEIN INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, DATE OF BIRTH (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 50 (2008)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”)** and Head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ++ 78 (1998) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

ALLIANCEBERNSTEIN INCOME FUND •	63

Management of the Fund

NAME, ADDRESS*, DATE OF BIRTH (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 69 (1998)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

64	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

NAME, ADDRESS*, DATE OF BIRTH (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic (semi-conductors), and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

ALLIANCEBERNSTEIN INCOME FUND •	65

Management of the Fund

NAME, ADDRESS*, DATE OF BIRTH (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

66	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

NAME, ADDRESS*, DATE OF BIRTH (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN INCOME FUND •	67

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND DATE OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L .P. since prior to March 2003.

Paul J. DeNoon 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Gershon Distenfeld 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2006.

Michael L. Mon 41	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2006.

Douglas J. Peebles 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Matthew S. Sheridan 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”), with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

68	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 2-4, 2010.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the

ALLIANCEBERNSTEIN INCOME FUND •	69

Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees payable under the Advisory and Administration Agreements, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not the Fund) on an agency basis). The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at

70	• ALLIANCEBERNSTEIN INCOME FUND

each regular Board meeting during the year. At the November 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and information prepared by the Adviser showing performance of the Fund as compared with the Barclays Capital U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2010 and (in the case of comparisons with the Index) the since inception period (August 1987 inception). The directors noted that the Fund was in the 4th quintile of the Performance Group for the 1-year period, in the 2nd quintile of the Performance Group for the 3- and 5-year periods and 1st out of 4 of the Performance Group for the 10-year period. The Fund outperformed the Index in all periods reviewed. The directors recognized that the Fund’s relatively unusual investment style, which differs from that of the other funds in the Performance Group and from the Index, and the fact that there are only a small number of other funds in the Fund’s Lipper category, made performance comparisons of limited utility. The directors also noted the Fund’s absolute return over time. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (advisory fees paid to the Adviser and the administration fees currently paid to the Administrator) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such fee reductions since 2004.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed-income taxable securities). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of the substantial

ALLIANCEBERNSTEIN INCOME FUND •	71

differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year total management fee rate of 62.5 basis points (combined advisory fee paid to the Adviser plus the administration fee paid to the Administrator) was lower than the Expense Group and the Expense Universe medians. The directors noted that the Advisory Agreement reflected reductions in the fee rate calculated based on the Fund’s daily gross income and the maximum fee rate requested by the directors in the past. The directors also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

72	• ALLIANCEBERNSTEIN INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN INCOME FUND •	73

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund

Alternatives

Real-Asset Strategy*

Market Neutral Strategy-Global

Market Neutral Strategy-U.S

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

74	• ALLIANCEBERNSTEIN INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	75

NOTES

76	• ALLIANCEBERNSTEIN INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0151-1210

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Gary L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Income	2009	$68,902	$10,000	$19,692
	2010	$57,500	$8,000	$17,506

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Income	2009	$962,264	$273,538
			$(253,846)
			$(19,692)

	2010	$663,646	$153,221
			$(135,715)
			$(17,506)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin Michael J. Downey William H. Foulk, Jr D. James Guzy	Nancy P. Jacklin Gary L. Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize shareholder value. We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, when a company engages in illegal activities or other anti-social behavior, we exercise our proxy voting rights considering such behavior.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that received funds from the Troubled Asset Relief Program (“TARP”) but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

These types of shareholder proposals often raise complex and controversial issues that may have both a financial and non-financial effect on the company. They reflect increasing shareholder concern about Socially Responsible Investing, which may include environmental, social and governance-related issues, as well as other forms of responsible investing and proxy voting. These proposals present a special set of challenges because, beyond distinctions between legal and illegal activity, perspectives on social good vary widely, not only across borders but also from shareholder to shareholder.

Maximizing long-term shareholder value is the overriding concern in considering these proposals, so AllianceBernstein will review and analyze them on a case-by-case basis to determine what effect, if any, they will have on the future earnings of the company. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of and investment decisions for the Fund are made by a team of investment professionals consisting of Messrs. Paul J. DeNoon, Gershon M. Distenfeld, Douglas J. Peebles and Matthew S. Sheridan .

The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Paul J. DeNoon; since 2002– Senior Vice President of the Adviser and Director of Emerging Market Debt	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006 and Director of Emerging Market Debt.

Gershon M. Distenfeld; since 2006– Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006 and Director of High Yield.

Douglas J. Peebles; since 2002– Senior Vice President of the Adviser, Chief Investment Officer and Head of Fixed-Income	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006 and Chief Investment Officer and Head of Fixed Income.

Matthew S. Sheridan; since 2008–Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2010.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul J. DeNoon	89	20,743,000,000	1	16,000,000
Gershon M. Distenfeld	30	2,278,000,000	None	None
Douglas J. Peebles	121	23,774,000,000	1	16,000,000
Matthew S. Sheridan	11	8,340,000,000	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Paul J. DeNoon	102	31,931,000,000	4	326,000,000
Gershon M. Distenfeld	43	5,114,000,000	None	None
Douglas J. Peebles	150	45,314,000,000	4	325,000,000
Matthew S. Sheridan	35	29,036,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance-based Fees
Paul J. DeNoon	227	33,434,000,000	6	2,794,000,000
Gershon M. Distenfeld	146	50,518,000,000	3	1,975,000,000
Douglas J. Peebles	406	86,459,000,000	10	5,069,000,000
Matthew S. Sheridan	54	22,690,000,000	4	1,979,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.1

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended December 31, 2010 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul J. DeNoon	$100,000–$500,000
Gershon Distenfeld	None
Douglas J. Peebles	$100,001–$500,000
Matthew S. Sheridan	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 25, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 25, 2011